EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Lingerie Fighting Championships, Inc. (the “Company”) on Form 10-Q/A No. 1 for the period ended September 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Shaun Donnelly, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 9, 2018	By:	/s/ Shaun Donnelly
Shaun Donnelly Chief Executive Officer, Chief Financial Officer, (Principal Executive Officer and Principal Financial Officer)